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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                               November 12, 1997
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                           MIDCOM Communications Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Washington                      000-26118              91-1438806
---------------                  ------------        -------------------
(State or other                  (Commission          (I.R.S. Employer
jurisdiction of                  File Number)        Identification No.)
incorporation)


         19675 West Ten Mile Road, Suite 100, Southfield, MI 48075-2306
         --------------------------------------------------------------
                    (Address of principal executive offices)

                                 (248) 304-1780
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              (Registrant's telephone number, including area code)
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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     On November 7, 1997, MIDCOM Communications Inc. ("Midcom" or the "Company") filed a petition for relief under Chapter 11 of the Bankruptcy Code. The petition was filed with the U.S. Bankruptcy Court for the Eastern District of Michigan (file number 97-59044-S). At this time, the Company is managing its affairs as a "debtor-in-possession," as defined in the Bankruptcy Code. No trustee, examiner or other officer has been appointed by the Court to manage the affairs of the Company.


ITEM 5.  OTHER EVENTS.

     On November 7, 1997, Midcom announced that it filed a petition for relief under Chapter 11 of the Bankruptcy Code. The announcement was made in a press release, a copy of which is filed herewith as Exhibit 99.1.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (c)  Exhibits.

              99.1  Press Release, November 7, 1997.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 1997                    Midcom Communications Inc.



                                           By: /s/ William H. Oberlin
                                              -----------------------------
                                              William H. Oberlin, President
                                              and Chief Executive Officer
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Exhibit No.    Description
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  99.1         Press Release dated November 7, 1997